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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)  JANUARY 31, 2006


                          POLO RALPH LAUREN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         001-13057                                    13-2622036
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    (Commission File Number)               (IRS Employer Identification No.)


  650 MADISON AVENUE, NEW YORK, NEW YORK                          10022
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 (Address of Principal Executive Offices)                      (Zip Code)

                                 (212) 318-7000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 31, 2006, the Compensation Committee (the "Committee") of the Board of Directors of Polo Ralph Lauren Corporation (the "Company") adopted amendments to the Company's Supplemental Executive Retirement Plan (the "SERP"). The amendments provide that the Compensation Committee may grant discretionary employer contributions to eligible employees in such amounts as the Committee may designate from time to time on an individual basis, including otherwise eligible employees who did not previously participate in the SERP as a result of the plan being closed to new participants as of September 30, 2004. The amendments also made certain conforming technical changes to the SERP. The Committee also approved the restatement of the SERP to reflect all amendments to date.

Participants in the SERP have interest bearing accounts that are credited with annual employer contributions of 5% of their base compensation. Participants' accounts are subject to vesting. Officers and other highly compensated managerial employees of the Company and its subsidiaries are eligible for designation by the Committee for participation in the SERP; provided, however, that employees who were not participants in the SERP as of September 30, 2004 may receive only such discretionary contributions as the Committee may award in its discretion.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     POLO RALPH LAUREN CORPORATION


Date:  February 6, 2006              By: /s/ Tracey T. Travis
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                                         Name:  Tracey T. Travis
                                         Title: Senior Vice President and
                                                Chief Financial Officer





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